NORTHQUEST CAPITAL FUND, INC.
                                                     16 Rimwood Lane
                                                   Colts Neck, NJ  07722
                                                     January 14, 2002



Mr. Dominic Minore
Division of Investment Management
Securities and Exchange Commission
Washington, D.C.  20549

Dear Mr. Minore:

 1. The Fund will change the following text in item (h) under the heading 'PRINCIPAL RISKS OF INVESTING IN THE FUND'on page 4 of the prospectus from; "no history of operations."
     to:   "the Fund has no history of operations."

 2. The Fund will add the following, item (i), under heading 'PRINCIPAL RISKS OF INVESTING IN THE FUND' on page 4 of the prospectus:
     "i) the Fund's Investment Adviser has no experience in advising a registered investment company, such as the Fund.

 These changes will be made in the final prospectus.

   Regards,

   /s/ Peter J. Lencki
   NorthQuest Capital Fund, Inc.
   President